THE SECURITIES REPRESENTED BY THIS DEBENTURE AND THE STOCK REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE OKLAHOMA SECURITIES ACT OR ANY OTHER STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE OFFERED, RESOLD, ASSIGNED OR TRANSFERRED BY A PURCHASER THEREOF WITHOUT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, THE OKLAHOMA SECURITIES ACT AND ANY OTHER APPLICABLE STATE SECURITIES LAW OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE IN THE OPINION OF COUNSEL TO THE COMPANY. THIS IS A LIMITED OFFERING TO BE MADE ONLY PURSUANT TO EXEMPTIONS PROVIDED BY THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE AGENCY HAS PASSED UPON THE VALUE OF THESE SECURITIES, APPROVED OR DISAPPROVED THIS OFFERING OR PASSED UPON THE ADEQUACY OR ACCURACY OF ANY INFORMATION PROVIDED TO THE UNDERSIGNED.

CONVERTIBLE DEBENTURE

$15,000.00	June 25, 2013

FOR VALUE RECEIVED, 3DIcon Corporation, an Oklahoma corporation (the “Company”), promises to pay to the order of _________, whose address is __________________________ (the “Holder”) the principal sum of Fifteen Thousand Six and 00/100 Dollars ($15,000.00) (the “Principal Amount”), together with interest thereon as set forth below, on or before the Maturity Date, as defined below, at the Holder’s address or such other place as the Holder may designate in writing to the Company. In accordance with the terms hereof, the Holder shall have the right, from time to time and subject to the terms of this Debenture, to convert all or any part of the sums due for principal and interest (if any) under this Debenture to common stock of the Company.

1. Interest. Provided that this Debenture is paid in full or on before the Maturity Date, no interest shall accrue on the unpaid balance of the Principal Amount. In the event that this Debenture is not paid in full on or before the Maturity Date, interest shall accrue on the unpaid outstanding balance of the Principal Amount of this Debenture from June 26, 2013, until paid, at the fixed rate of ten percent (10%) per annum (the “Interest Rate”). In the event all or part of the Principal Amount of this Debenture is converted at any time, interest shall accrue on said converted Principal Amount from June 26, 2013, until the Conversion Date, defined below, at the Interest Rate and such interest shall be converted with the Principal Interest shall be calculated on the basis of the actual number of days elapsed over a 360 day year.

2. Payment Provisions.

(a) Interest Payments. Subject to the provisions in Section 1 of this Debenture, the Company shall pay to the Holder interest accrued to the date upon which this Debenture is paid in full.

(b) Principal Payments. On June 26, 2014 (the “Maturity Date”), the outstanding balance of the Principal Amount shall be due and payable in full by the Company to the Holder. Not less than ten business days’ before any sum of principal is paid on this Debenture, even if such payment is intended to be made on or after the Maturity Date, the Company shall give the Holder written or electronic notice of such intended payment. At any time during the ten day period following the Holder’s receipt of the Company’s notice of payment, the Holder may exercise its right to convert to Common Stock all or any part of the amount of the payment stated in the notice under the terms of this Debenture. The Holder shall notify the Company in writing or electronically of its election within said ten day period. In the event and to the extent that the Holder exercises his right to convert all or part of the Principal Amount to stock, interest shall be calculated on the converted Principal Amount from the date of this Debenture, but only if such interest is converted along with such Principal Amount.

(c) Prepayments; Application of Payments. Subject to the Holder’s right to convert to common stock, the Company may at any time and from time to time prepay all or any part of the outstanding balance of the Principal Amount, together with all of the interest due on the amount to be prepaid, as evidenced by this Debenture, without penalty upon at least ten business days’ prior written or electronic notice to the Holder. At any time during the ten day period following the Holder’s receipt of the Company’s notice of prepayment, the Holder may exercise its right to convert to Common Stock all or any part of the principal amount of the prepayment stated in the notice, along with the interest accrued thereon pursuant to Section 1 of this Debenture, under the terms of this Debenture. The Holder shall notify the Company in writing or electronically of its election within said ten day period. The Holder shall apply payments received from the Company on this Debenture first against the accrued interest, if any, to the date of the payment and then against the outstanding balance of the Principal Amount.

3. Representations and Warranties of Company. The Company hereby represents and warrants to the Holder that, the statements contained in the following paragraphs of this Section 3 are all true and correct as of the date this Debenture is signed by the Company:

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(a) Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Oklahoma and has all requisite corporate power and authority to carry on its business as now conducted.

(b) Corporate Authority. The Company has all requisite legal and corporate authority to enter into, execute and deliver this Debenture. This Debenture will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors’ rights.

(c) Authorization.

(1) Corporate Action. All corporate and legal action on the part of the Company, its officers, directors and shareholders necessary for the execution and delivery of this Debenture and the issuance of the shares to be issued in the event of the conversion of this Debenture, and the performance of Company’s obligations hereunder have been taken.

(2) Valid Issuance. This Debenture and the shares of the Company’s Common Stock to be issued upon conversion of this Debenture (collectively, the “Securities”), when issued in compliance with the provisions of this Debenture will be validly issued and will be free of any liens or encumbrances; provided, however, that the Securities are subject to restrictions on transfer under state or federal securities laws, and as may be required by future changes in such laws.

4. Representations and Warranties By Holder. The Holder represents and warrants to the Company, as of the date of this Debenture, as follows:

(a) Investment Intent Authority. This Debenture is executed and delivered to the Holder in reliance upon the Holder’s representation to Company that: (i) the Holder is acquiring this Debenture and any Securities that may be acquired upon the conversion of this Debenture, for investment for the Holder’s own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended, (the “Securities Act”); and (ii) the Holder has the full right, power, authority and capacity to make the loan evidenced by this Debenture.

(b) Securities Not Registered. The Holder understands and acknowledges that the offering of the Securities represented by this Debenture and the Warrant will not be registered under any federal or State securities laws or regulations.

5. Conversion.

(a) Conversion at Option of Holder. For as long as any sum of principal is outstanding on this Debenture, this Debenture shall be convertible in whole or in any part into shares of the Company’s restricted Common Stock at the option of the Holder. The number of shares of Common Stock issuable upon a conversion hereunder equals the quotient obtained by dividing (x) the outstanding principal amount of this Debenture to be converted, along with interest calculated at the Interest Rate on said principal amount, by (y) the Conversion Price (as defined in Section 5(d)(i)). The Company shall deliver Common Stock certificates to the Holder prior to the tenth (10th) business day after each Conversion Date as defined below.

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(b) Surrender Upon Payment. Upon the payment in full of all amounts due on this Debenture or the conversion of the amount due under this Debenture into shares of Common Stock, the Holder will surrender this Debenture.

(c) Conversion Procedure. The Holder shall effect a conversion by delivering (by mail, delivery or email) to the Company a completed notice in the form attached hereto as EXHIBIT A (a “Conversion Notice”). The date on which a Conversion Notice is delivered is the “Conversion Date”. A conversion hereunder shall have the effect of paying that portion of the outstanding principal amount of this Debenture noted on the Conversion Notice. The Holder and the Company shall maintain records showing the amounts converted and the dates of such conversions.

(d) Conversion Price and Adjustments to Conversion Price.

(1) The conversion price is $.01 per share (the “Conversion Price”). The Conversion Price may be adjusted pursuant to the terms of this Debenture.

(2) If the Company, at any time while this Debenture is outstanding, shall (a) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately upon the latter of the following events: (i) the expiration of a period of ten days following written notice to the Holder of such prospective adjustment; or (ii) the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date, in the case of a subdivision, combination or re-classification.

(3) Whenever the Conversion Price is adjusted pursuant to this Section, the Company shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

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(4) If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (C) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (D) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture, and shall cause to be mailed to the Holder at its last address as it shall appear upon the stock books of the Company, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Debenture during the 20-day calendar period commencing the date of such notice to the effective date of the event triggering such notice. The Holder shall not be entitled to vote any shares into which this Debenture is convertible until the Conversion Date, and, in that instance, only if the Conversion Date is on or before 8:00 a.m., Central, on the record date of any vote.

6. Assignment. This Debenture and the obligations hereunder may not be assigned by the Company without the prior written consent of the Holder.

7. Default and Remedies. The occurrence of an event of default under this Debenture shall entitle the Holder to exercise the rights and remedies of a creditor under law or in equity.

8. Waivers. The Company hereby waives presentment, demand, protest or further notice of any kind to the extent permitted by applicable law.

9. Controlling Law; Jurisdiction; Attorneys’ Fees. This Debenture and all matters related hereto shall be governed, construed and interpreted in accordance with the laws of the State of Oklahoma, without regard to its principles of conflicts of laws. In the event an action is brought to enforce this Debenture, the action shall be brought in the federal or state courts sitting in Tulsa County, Oklahoma, and the prevailing party in such action shall be entitled to recover a reasonable attorney’s fee and costs to be set by the court from the other party.

10. Purpose of Loan. The Company represents and warrants that this Debenture evidences its obligation to the Holder for monies loaned to the Company.

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11. Waiver of Trial by Jury. The Company and the Holder agree that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by the Company or the Holder on or with respect to this Debenture or any event, transaction or occurrence arising out of or in any way connected therewith or dealing with the parties hereto, shall be tried only by a court and not by a jury. THE COMPANY AND THE HOLDER HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING.

12. Severability. In the event any one or more of the provisions contained in this Debenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Debenture, but this Debenture shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein. There are no promises or conditions to payment which are not expressly set forth herein.

13. Entire Agreement; Amendment Provision. This Debenture contains the entire understanding and agreement of the parties in regard to this loan and it supercedes and voids any previous agreements or understandings in regard to this loan. This Debenture may only be amended by means of a written agreement which is signed by Borrower and Holder and which expressly states that it amends this Debenture. The term “Debenture” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument as it may be amended or supplemented.

IN WITNESS WHEREOF, the undersigned have caused this Debenture to be executed on the day and year first above written.

BORROWER:	HOLDER:

3DIcon Corporation

By
Mark Willner, CEO

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exhibit a

3DIcon Corporation

CONVERSATION NOTICE

(To be executed by the Holder in order to convert all or party of the $15,000.00 Convertible Debenture issued by 3DIcon Corporation, dated June 25, 2013 [the “Debenture”])

The undersigned hereby irrevocably elects to convert $__________ of the outstanding principal amount of the above Debenture, into shares of Common Stock of 3DIcon Corporation, according to the conditions stated therein, as of the conversion date written below.

Conversion Date:

Principal Amount to be converted:	$

Interest Amount to be converted:

Total Amount to be converted:	$

Conversion Price:	$.01 / share

Number of shares of Common
Stock to be issued:

Please issue the shares of Common Stock in the following name and send the certificates to _____________________________________:

Issue to:

Name	Shares

Debenture Holder:

Authorized Signature:

Name:

Title:

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